THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008)

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 1997)

THRIVENT VARIABLE LIFE ACCOUNT A

Supplement to Prospectuses dated April 30, 2008

For

Thrivent Financial Variable Universal Life Insurance Account I (Series 2008) - (VUL II)

Thrivent Financial Variable Universal Life Insurance Account I (Series 2003)

Contracts issued by Thrivent Financial for Lutherans between 2004 and 2008

Thrivent Financial Variable Universal Life Insurance Account I (Series 1997)

Contracts issued by Aid Association for Lutherans between 1998 and 2003 and by

Thrivent Financial for Lutherans between 2003 and 2004

Thrivent Financial Variable Universal Life Insurance Account A

Contracts issued by Lutheran Brotherhood between 1994 and 2002 and by Thrivent

Financial for Lutherans between 2002 and 2003

Regarding

Term Insurance Conversion

Thrivent Financial for Lutherans (“Thrivent Financial”) has filed for permission in all jurisdictions where it is authorized to do business to offer members a contractual conversion incentive to convert their eligible term insurance contract(s) or rider(s) to permanent coverage.

Thrivent Financial will be calculating a minimum credit of $1.00 per thousand of face amount converted for this term insurance conversion program.

Please check if this feature is available to you and review this opportunity with your Thrivent Financial representative to determine whether or not it is right for you.

The date of this Supplement is September 15, 2008.

Please include this Supplement with your prospectus.

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